Exhibit 10.17

CONSENT AND FOURTH AMENDMENT TO

THE STOCKHOLDERS AGREEMENT

This CONSENT AND FOURTH AMENDMENT (this “Consent and Amendment”) TO THE STOCKHOLDERS AGREEMENT dated as of November 17, 2011, as amended by Amendment No. 1 thereto dated as of December 22, 2011, as amended by Amendment No. 2 thereto dated as of January 31, 2012, as amended by Section 2 of the Waiver Agreement dated August 16, 2012 (as so amended, the “Stockholders Agreement”), by and among Plains Offshore Operations Inc., a Delaware corporation (the “Company”), Freeport-McMoRan Oil & Gas LLC (formerly Plains Exploration & Production Company), a Delaware limited liability company (“FM O&G”), and PXP Resources LLC, a Delaware limited liability company (“PXP Resources”), and each investor named in Schedule A thereto (collectively, the “Investors”) is made and entered into as of January 15, 2014 by and among the Company, FM O&G, PXP Resources and the undersigned Investors in accordance with Section 3.06 of the Stockholders Agreement. All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Stockholders Agreement.

WHEREAS, pursuant to the Notice of Intention to Issue Additional Equity dated November 15, 2013, the Investors have agreed to fund their Pro Rata Percentages of certain Cost Overruns through the purchase of shares of Preferred Stock together with non-detachable Warrants to be issued by the Company in accordance with Section 2.04 of the Stockholders Agreement on January 15, 2014 (the “Equity Funding”);

WHEREAS, the Company, FM O&G, PXP Resources and the undersigned Investors, whose consent or approval would constitute Majority Preferred Approval (as defined in the Stockholders Agreement), desire to amend the Stockholders Agreement to reflect the Equity Funding and to approve the amendment (the “COD Amendment”) to the Certificate of Designation of 8.0% Convertible Preferred Stock of the Company dated November 17, 2011, in the form attached as Exhibit A hereto, increasing the number of shares designated as “8.0% Convertible Preferred Stock”.

NOW, THEREFORE, in consideration of the foregoing recitals and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1)	Amendment to the Stockholders Agreement. Upon the consummation of the Equity Funding, Schedule A to the Stockholders Agreement is hereby amended by deleting the table entirely and inserting in its place the table attached as Exhibit B hereto.

2)	COD Amendment. PXP Resources and the undersigned Investors hereby approve the adoption of the COD Amendment and authorize and direct the officers of the Company to take all such further actions, on behalf of the Company, as they may deem necessary, desirable or convenient to carry out the intent of the foregoing approval, including the filing of the COD Amendment with the Secretary of State of the State of Delaware and the execution by any one of them, on behalf of the Company, of all other and further agreements, requests, certificates, instruments or documents, and the doing of all such further acts, necessary or appropriate to reflect or effect the foregoing.

3)	Miscellaneous. The provisions of Sections 3.01 (Counterparts), 3.03 (Governing Law) and 3.04 (Waiver of Jury Trial) of the Stockholders Agreement shall apply, mutatis mutandis, to this Consent and Amendment.

4)	Full Force and Effect. Except as amended hereby, each of the Company, FM O&G, PXP Resources and each of the Investors acknowledges and agrees that all provisions of the Stockholders Agreement remain in full force and effect as originally written. Any references set forth in any document delivered in connection with the Stockholders Agreement shall be deemed to include a reference to the Stockholders Agreement as amended by this Consent and Amendment, whether or not so stated in the document.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties hereto have entered into this Consent and Amendment as of the date first written above.

PLAINS OFFSHORE OPERATIONS INC.

By:	/s/ Marc A. Hensel
	Name:	Marc A. Hensel
	Title:	Vice President

PXP RESOURCES LLC

By:	/s/ Marc A. Hensel
	Name:	Marc A. Hensel
	Title:	Vice President

FREEPORT-MCMORAN OIL & GAS LLC

By:	/s/ Marc A. Hensel
	Name:	Marc A. Hensel
	Title:	Vice President

[Signature Page to Consent and Fourth Amendment to Stockholders Agreement]

EIG ENERGY FUND XV, L.P.
A Delaware limited partnership (“Fund XV”)

By:	EIG Management Company, LLC, as Sub-adviser to and Attorney-in-Fact for TCW Asset Management Company, Manager of Fund XV

	By:	/s/ Kurt A. Talbot
		Name:	Kurt A. Talbot
		Title:	Co-president and Chief Investment Officer

	By:	/s/ Patrick H. Hickey
		Name:	Patrick H. Hickey
		Title:	Senior Vice President

EIG ENERGY FUND XV-A, L.P.
A Delaware limited partnership (“Fund XV-A”)

By:	EIG Management Company, LLC, as Sub-adviser to and Attorney-in-Fact for TCW Asset Management Company, Manager of Fund XV-A

	By:	/s/ Kurt A. Talbot
		Name:	Kurt A. Talbot
		Title:	Co-president and Chief Investment Officer

	By:	/s/ Patrick H. Hickey
		Name:	Patrick H. Hickey
		Title:	Senior Vice President

[Signature Page to Consent and Fourth Amendment to Stockholders Agreement]

EIG ENERGY FUND XV-B, L.P.
A Delaware limited partnership (“Fund XV-B”)

By:	EIG Management Company, LLC, as Sub-adviser to and Attorney-in-Fact for TCW Asset Management Company, Manager of Fund XV-B

	By:	/s/ Kurt A. Talbot
		Name:	Kurt A. Talbot
		Title:	Co-president and Chief Investment Officer

	By:	/s/ Patrick H. Hickey
		Name:	Patrick H. Hickey
		Title:	Senior Vice President

EIG ENERGY XV BLOCKER (PLAINS), LLC
A Delaware limited liability company (“Blocker”)

By:	EIG Management Company, LLC, as Manager of Blocker

	By:	/s/ Kurt A. Talbot
		Name:	Kurt A. Talbot
		Title:	Co-president and Chief Investment Officer

	By:	/s/ Patrick H. Hickey
		Name:	Patrick H. Hickey
		Title:	Senior Vice President

[Signature Page to Consent and Fourth Amendment to Stockholders Agreement]

Exhibit A

COD Amendment

[see attached]

[Exhibit A – COD Amendment]

Exhibit B

Schedule A to Stockholders Agreement

Purchaser	Number of Shares of Convertible Preferred Stock	Number of Escrowed Class A Shares	Number of Warrants	Aggregate Purchase Price
EIG Energy Fund XV, L.P. c/o EIG Management Company, LLC 1700 Pennsylvania Avenue, NW, Suite 800 Washington, DC 20006 Attn: Niranjan Ravindran Phone: 202-600-3309 Fax: 202-600-3409 e-mail: niranjan.ravindran@eigpartners.com	124,464	22,844,654	2,522,747	$124,464,000

EIG Energy Fund XV-A, L.P. c/o EIG Management Company, LLC 1700 Pennsylvania Avenue, NW, Suite 800 Washington, DC 20006 Attn: Niranjan Ravindran Phone: 202-600-3309 Fax: 202-600-3409 e-mail: niranjan.ravindran@eigpartners.com	84,951	15,592,333	1,721,862	$84,951,000

EIG Energy Fund XV-B, L.P. c/o EIG Management Company, LLC 1700 Pennsylvania Avenue, NW, Suite 800 Washington, DC 20006 Attn: Niranjan Ravindran Phone: 202-600-3309 Fax: 202-600-3409 e-mail: niranjan.ravindran@eigpartners.com	82,132	15,074,780	1,664,725	$82,132,000

EIG Energy XV Blocker (Plains), LLC c/o EIG Management Company, LLC 1700 Pennsylvania Avenue, NW, Suite 800 Washington, DC 20006 Attn: Niranjan Ravindran Phone: 202-600-3309 Fax: 202-600-3409 e-mail: niranjan.ravindran@eigpartners.com	66,587	12,221,567	1,349,644	$66,587,000

MTP Energy Master Fund Ltd c/o Magnetar Financial LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201 Attention: Zoe Allen Phone: (847) 905-4639 email: notices@magnetar.com	19,697	3,615,333	399,236	$19,697,000

MTP Energy Opportunities Fund I LLC c/o Magnetar Financial LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201 Attention: Zoe Allen Phone: (847) 905-4639 email: notices@magnetar.com	5,267	966,667	106,756	$5,267,000

MTP Opportunity Fund, LLC c/o BlackRock Alternative Advisors 601 Union Street, 56th Floor Seattle, WA 98101 Attn: Megan Hannah Fax: (206) 613-6712 email: megan.hannah@blackrock.com	10,323	1,894,666	209,237	$10,323,000

[Exhibit B - Schedule A to Stockholders Agreement]

with a copy to BAA Legal Department 601 Union Street, 56th Floor Seattle, WA 98101 email: BAA-Legal-Notices@blackrock.com:

Triangle Peak Partners Private Equity, LP P.O. Box 3788 Carmel Plaza, Suite 305 (Ocean & Mission Streets) Carmel, CA 93921 Attention: Michael C. Morgan, Managing Member Phone: Fax: (831) 622- 0435	5,266	966,667	106,736	$5,266,000

Hipparchus Fund LP c/o Magnetar Financial LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201 Attention: Zoe Allen Phone: (847) 905-4639 email: notices@magnetar.com	1,580	290,000	32,024	$1,580,000

FSEP Term Funding, LLC c/o GSO Capital Partners LP 345 Park Avenue, 31st Floor New York, NY 10154 Attention: GSO Legal Telephone: (212) 503-2157 Facsimile: (212) 503-6924 Email: gsolegal@blackstone.com With copy to: Robert Horn Telephone: (212) 503-2133 Email: robert.horn@gsocap.com	21,067	3,866,666	427,005	$21,067,000

Race Street Funding LLC c/o GSO / Blackstone Debt Funds Management LLC 345 Park Avenue, 31st Floor New York, NY 10154 Attention: Brad Marshall Phone: (212) 503-2143 Fax: (972) 499-4213 email: brad.marshall@gsocap.com	21,066	3,866,667	426,985	$21,066,000

Locust Street Funding LLC c/o GSO Capital Partners LP 345 Park Avenue, 31st Floor New York, NY 10154 Attention: GSO Legal Phone: (212) 503-2157 Fax: (212) 503-6924 email: gsolegal@blackstone.com With copy to: Robert Horn Phone: (212) 503-2133 email: robert.horn@gsocap.com	31,600	5,800,000	640,496	$31,600,000

Total	474,000	87,000,000	9,607,453	$474,000,000

[Exhibit B - Schedule A to Stockholders Agreement]